UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.02      Results of Operations and Financial Condition

On November 16, 2012, EP Energy LLC (the “Registrant”) posted unaudited financial statements and a financial and operational reporting package for the quarter ended September 30, 2012 to the Registrant’s website.  Copies of the unaudited financial statements and financial and operational reporting package are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 2.02 by reference.

Item 7.01      Regulation FD Disclosure

On November 16, 2012, the Registrant posted to the Registrant’s website a financial and operational reporting package for the quarter ended September 30, 2012, which includes an overview of the Registrant’s hedge position through 2015 as of September 30, 2012, and an investor presentation, which includes an overview of the Registrant’s hedge position through 2015 as of October 12, 2012 and updated guidance for 2012. The financial and operational reporting package is furnished as Exhibit 99.2 to this Current Report on Form 8-K and the investor presentation may be accessed at www.epenergy.com.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Financial Statements for the Quarter Ended September 30, 2012

99.2	Financial and Operational Reporting Package for the Quarter Ended September 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: November 16, 2012	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Financial Statements for the Quarter Ended September 30, 2012

99.2	Financial and Operational Reporting Package for the Quarter Ended September 30, 2012